UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2009

CHECKPOINT SYSTEMS, INC.
(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	22-1895850	22-11257
(State of Incorporation)	(IRS Employer Id)	Commission File Number

101 Wolf Drive, PO Box 188, Thorofare, New Jersey	08086
(Address of principal executive offices)	(Zip Code)

856-848-1800
(Registrant’s telephone number, including area code)
N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Item 8.01   Other Events

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Historically, we have reported our results of operations into three segments: Shrink Management Solutions, Intelligent Labels, and Retail Merchandising. During the first quarter of 2009, resulting from a change in our management structure we began reporting our segments into three new segments: Shrink Management Solutions, Apparel Labeling Solutions, and Retail Merchandising Solutions. Shrink Management Solutions now includes results of our EAS labels and library business. Apparel Labeling Solutions, formerly referred to as Check-Net®, includes tag and label solutions sold to apparel manufacturers and retailers, which leverage our graphic and design expertise, strategically located service bureaus, and our Check-Net® e-commerce capabilities. Our apparel labeling services coupled with our EAS and RFID capabilities provide a combination of apparel branding and identification with loss prevention and supply chain visibility.

In order to assist investors' understanding of the change in segments on a quarterly basis, we are furnishing herewith, certain financial information related to our segments. All segment financial information, beginning in the first fiscal quarter of 2009, will reflect this change. This change will be reflected on a retrospective basis, with prior years also adjusted to reflect the change in segments. We are issuing this Form 8-K in order to provide investors with summary financial information and historical data that is on a basis consistent with our new reporting structure. Exhibit 99.1 provides quarterly financial summary information by reportable segment for fiscal year 2008 and fiscal year 2007. There were no changes to the Retail Merchandising Segment.

Item 9.01(d).	Exhibits

Exhibit Number	Description

99.1	Historical Quarterly and Annual Financial segment information for fiscal 2008 and fiscal 2007 conformed to the Company’s new segment presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.
DATE: May 7, 2009	By:	/s/Raymond D. Andrews
	Title:	Senior Vice President and Chief Financial Officer

Checkpoint Systems, Inc.
Index of Exhibits

Exhibit Number	Description

99.1	Historical Quarterly and Annual Financial segment information for fiscal 2008 and fiscal 2007 conformed to the Company’s new segment presentation.